UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016 (April 7, 2016)

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Agreement with Larry A. Parnell

On February 23, 2016, Bill Barrett Corporation (the "Company") announced that Larry A. Parnell, Senior Vice President-Business Development, would separate from his position with the Company on March 11, 2016, which was subsequently extended one week to March 18, 2016. On April 7, 2016, Mr. Parnell and the Company entered into a Confidential Severance Agreement and Release (the "Severance Agreement"). The Severance Agreement provides, among other things:

•
Mr. Parnell will receive all obligations and benefits that have accrued or vested prior to the date of separation from his position with the Company (such date, the "Separation Date"), including salary, outstanding benefits, and reimbursement of business expenses.

•	Mr. Parnell will receive a severance payment in the amount of $562,314, payable in cash in four equal quarterly installments.

•	On the Separation Date, all unvested equity awards, with the exception of performance shares, will vest.

•
Mr. Parnell will release and discharge the Company and certain of its related parties from any and all claims arising or occurring prior to and including the date of his execution of the Severance Agreement.

•	Mr. Parnell will hold in strict confidence any confidential information related to the Company. Mr. Parnell also agreed to be subject to a non-disparagement covenant.

The foregoing summary description of the Severance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01.    Regulation FD Disclosure
Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Company’s letter to shareholders and annual report materials for 2015. The annual report will be made available to shareholders beginning on April 7, 2016 with the proxy materials for the annual meeting of shareholders to be held on May 17, 2016.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

10.1	Confidential Severance Agreement and Release dated April 7, 2016.
99.1	Letter to shareholders and annual report materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	(April 7, 2016)	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Confidential Severance Agreement and Release dated April 7, 2016.
99.1	Letter to shareholders and annual report materials.